127

                               HOUSE BILL NO. 105                            403

                              SPECIAL ACT NO. 164

                      AN ACT INCORPORATING SAFEGUARD LIFE

                               INSURANCE COMPANY.

BE IT ENACTED BY THE SENATE AND HOUSE OF REPRESENTATIVES IN GENERAL ASSEMBLY
    CONVENED:

     SECTION 1. Worthington W. Smith, Peter E. Manion, J. MacGregor Fraser, Frederick J. Vennstrom and Elmer S. Mather, with such other persons as may hereafter be associated with them, their successors and assigns, are created a body politic and corporate by the name of Safeguard Life Insurance Company, with power under that name to sue and be sued; to plead and be impleaded, in the courts of this state; to adopt a common seal and to alter the same at pleasure; to purchase, acquire and hold both real and personal property of every kind and to sell, grant, align, invest, convey, use and dispose of the same for the purpose of the corporation; to make such by-laws and regulations as may be deemed proper for the management of the affairs of the corporation; and from time to time to amend the same; and generally to do and cause to be done and executed all such acts as may be necessary and convenient to exercise the powers granted to it.

     SEC. 2. Said corporation may make insurance upon lives and every insurance appertaining thereto, may grant and issue annuities, either in connection with or separate from contracts of insurance predicated upon life risks, may issue policies stipulated to be with or without participation in profits, may issue group policies and policies of insurance against loss of life or personal injuries resulting from any cause and against loss resulting from disease or accident and against any other casualty or risk which may be the subject of life, group, accident, health or disability insurance; may issue policies of disability insurance, group insurance and insure against any and all hazards against which life, group, accident, health or disability insurance companies are now or may hereafter at any time be authorized to insure under the laws of this state or any state, territory or jurisdiction of the United States or of any foreign country in which the corporation may be licensed to do a life, group, accident, health or disability insurance business, reinsure any part of all of any life, group, accident, health or disability insurance

128

404                            HOUSE BILL NO. 105.

risk or risks offered to it by any other insurer and may cause to be reinsured any part or all of any risk or risks assumed by it.

         Sec. 3. The capital with which said corporation is to commence business shall be in such amount as the incorporators may prescribe, but not less than paid-up capital stock in the amount of three hundred thousand dollars, together with a net cash surplus of not less than one hundred fifty thousand dollars, exclusive of said capital stock. Said capital and surplus may at any tie and from time to time be increased to any sum not exceeding five million dollars when and as authorized by the stockholders, and the capital stock may be divided into shares of the par value of one hundred dollars each, or any smaller par value not less than ten dollars per share, as may from time to time be authorized by the stockholders.

         Sec. 4. The annual meeting of the stockholders of the corporation, after the first meeting, shall be held at such time in each year and upon such notice as the by-laws may prescribe.

         Sec. 5. Upon compliance with the general statutes relating to consolidation and merger, said corporation may consolidate or merge with any life insurance corporation of this state, or with any insurance company organized under the laws of any other state or states, if the law of such other state or states so permit, provided the insurance commissioner of this state shall approve the proposed plan of consolidation or merger and provided a written certificate of such approval shall be filed in the office of the secretary of state, and upon the completion of such merger or consolidation, the constituent corporations shall become a corporation by the name provided in the agreement of merger and shall possess all of the rights, privileges powers and franchises of each of the constituent corporations, and all of the property, real, personal and mixed, and all debts due to them on whatever account shall be vested in the resulting corporation.

         Sec. 6. The principal office of the corporation shall be located in the town of Hartford and the property and affairs of the corporation shall be managed by a board of not less than thirteen directors, who shall be chosen by ballot at each annual meeting of the stockholders and shall hold office for one year (next two lines illegible) of Hartford to be appointed by the commissioners hereinafter named and, without notice of such meeting stating the time and place thereof shall be given by the com-

129

                               HOUSE BILL NO. 105.                           405


missioners to each subscriber in person or by mail at least five days before such meeting but such notice may be waived by a writing signed by all of the subscribers specifying the time and place of such meeting, which waiver shall be recorded at length upon the records of the corporation. At such meeting, or any adjournment thereof, the subscribers to the capital stock may adopt such by-laws, rules and regulations as they may deem proper for the regulation of the affairs of the corporation and shall elect by ballot not less than thirteen subscribers to serve as directors until the first annual meeting and until others are chosen in their stead.

   Sec. 7. The directors shall determine how many of their number, not less than three, shall constitute a quorum for the transaction of business and may fill any vacancy, which may occur in the board between the annual meetings of the stockholders by choosing a director from among the stockholders to act until the next annual meeting and until a successor shall be chosen.

   Sec. 8. The directors shall choose a president and such other officers as they may deem necessary for the proper conduct of the business of the corporation, and shall proscribe the dates and fix the compensation and terms of office of the officers and employee and determine which of them shall be required to five bonds for the faithful performance of such duties and the amount of such bond and the surety thereon. The president and chairman of the board of directors, if there be one, shall be chosen from among the directors, but other officers of the corporation may or may not be directors. Any officer or employee of the corporation may be displaced and a new one appointed at the pleasure of the directors.

   Sec. 9. The president shall have the power at any time to call a special meeting of the stockholders upon such notice as the by-laws shall prescribe and it shall be his duty to call such special meeting when requested in writing by the holders of at least one-tenth of the capital stock and, in case of his refusal or neglect to call a meeting on such request, such stockholders may call the same.

   Sec. 10. At meetings of the stockholders all questions shall be determined by a majority note of those present and entitled to note, allowing one vote to each share, except and unless a different note may be required by law. Stockholders shall be entitled to vote in person or by proxies duly appointed.

   Sec. 11.  To carry out the purposes of this act and to organ-

130

406                            HOUSE BILL NO. 105.

ize said corporation, Worthington W. Smith, Peter E. Manion,
J. MacGregor Fraser, Frederick J. Vennstrom and Elmer S. Mather are appointed commissioners to open books of subscriptions and to receive subscriptions to the capital stock of said corporation, to receive payment therefore, to close the subscription books when the capital stock shall have been subscribed to the full amount, not less than three hundred thousand dollars, with which the incorporators shall have determined to commence business and, in the event the capital stock be oversubscribed, to apportion the same in their discretion among the subscribers. When the capital stock shall have been so subscribed and paid in full, said commissioners or a majority of them shall call a first meeting of the subscribers as provided in section 6 of this act for the purposes therein set forth and, when the by-laws shall have been adopted and directors chosen, and the board of directors so chosen shall have been organized by the choice of a president and secretary, the commissioners shall pay over to the officers all monies received by them upon subscriptions to the capital stock and said corporation shall thereupon be deemed to be fully organized. In the even that any of said commissioners shall, for any reason, be unable to act, the remaining commissioners are authorized to name a commissioner to act in his place and stead.

    Sec. 12. This charter shall be void unless said corporation shall be organized and a certificate of such organization shall be issued and filed according to law on or before October 15, 1959.

Certified as correct by

                                   -----------------------------------
                                             Legislative Commissioner.

                                   -----------------------------------
                                                   Clerk of the Senate.

                                   -----------------------------------
                                                    Clerk of the House.

                           Approved_____________________________, 1957.


                                   -----------------------------------
                                                             Governor.

131

                               SENATE BILL NO. 96                             91

                               SPECIAL ACT NO. 45

AN ACT AMENDING THE CHARTER OF SAFEGUARD LIFE INSURANCE COMPANY AND EXTENDING
    THE TIME FOR ITS ORGANIZATION.


BE IT ENACTED BY THE SENATE AND HOUSE OF REPRESENTATIVES IN GENERAL ASSEMBLY
    CONVENED:

     SECTION 1. Sections 1 and 11 of number 164 of the special acts of 1957 are amended by deleting the name, Peter E. Manion, and substituting [illegible] thereof Charles E. Dox.

     SEC. 2. The time within which Safeguard Life Insurance Company incorporated by number 164 of the special acts of 1957, as herein amended may organize and certify such organization is extended to October 15, 1961.

CERTIFIED AS CORRECT BY:


                                     ------------------------------------------
                                                       LEGISLATIVE COMMISSIONER

                                     ------------------------------------------
                                                            CLERK OF THE SENATE

                                     ------------------------------------------
                                                             CLERK OF THE HOUSE


                                     Approved       April 22            , 1958
                                     ------------------------------------------


                                     ------------------------------------------
                                                                       GOVERNOR

132

                               SENATE BILL NO. 38.                            21

                               SPECIAL ACT NO. 11

AN ACT AMENDING THE CHARTER OF SAFEGUARD LIFE INSURANCE COMPANY AND EXTENDING
    THE TIME FOR ITS ORGANIZATION.


BE IT ENACTED BY THE SENATE AND HOUSE OF REPRESENTATIVES IN GENERAL ASSEMBLY
    CONVENED:

     SECTION 1. Sections 1 and 11 of number 164 of the special acts of 1957, as amended by number 45 of the special acts of 1959, are amended by deleting the name, Worthington W. Smith and substituting [illegible] thereof Carl R. Nelson.

     SEC. 2. The time within which Safeguard Life Insurance Company, incorporated by number 164 of the special acts of 1957, as amended by number 45 of the special acts of 1959 and as amended herein, may organize and certify such organization is extended to October 15, 1963.

CERTIFIED AS CORRECT BY:


                                     ------------------------------------------
                                                       LEGISLATIVE COMMISSIONER

                                     ------------------------------------------
                                                            CLERK OF THE SENATE

                                     ------------------------------------------
                                                             CLERK OF THE HOUSE


                                     Approved                            , 1961
                                     ------------------------------------------


                                     ------------------------------------------
                                                                       GOVERNOR

132A


                     F I L E D  STATE OF CONNECTICUT
                           SEP 16 1963  2-15 PM


                     Ella T. Grasso, Secretary of State
                     F.S. Hoffer, Jr.
                     ----------------------------------


                     Paid  $ 20--
                           ---------
                     Date: Sep 16 1963
                           ---------


                                              Mr. Leroy.
                     Ctf. good standing
                       Taken 9/12/63
                          8 --

Form 29                      CERTIFICATE OF ORGANIZATION

                                       OF THE

                          SAFEGUARD LIFE INSURANCE COMPANY

THIS IS TO CERTIFY, That at a legally warned meeting, held at Hartford on the 16th day of September, 1963, of the persons authorized by an act passed by the General Assembly at its January Session, 1957, and approved May 1, 1957, incorporating Safeguard Life Insurance Company located in the town of Hartford, State of Connecticut to organize as a corporation under said resolution, it was voted to accept the charter, and an organization was duly effected as registered by the laws of said State.

Dated at _______________ this 16th day of Septmeber, 1963.

                                                 /s/ Charlie Smith, President
                                                 -----------------

                                                 /s/ R.G. Brueckner, Secretary
                                                 ------------------

State of Connecticut N.Y.

County of N.Y.

                                                  September 16, 1963

    Personally appeared Charlie Smith President, and R.G. Brueckner Secretary of The Safeguard Life Insurance Company, signers of the foregoing certificate, and made oath to the truth of the same before me.

                            /s/ Eugene J. Flanagan         Notary Public
                                --------------------       Justice of the Peace

                                Eugene T. Flanagan
                                NOTARY PUBLIC, State of New York
                                No. 41-1245205
                                Certified in Queens County
                                Dist. filed in New York County
                                Commission Expires March 30, 1965

                           STATE OF CONNECTICUT
                           SECRETARY OF STATE

                             CERTIFICATE OF

                             ORGANIZATION

                                  OF

                        SAFEGUARD LIFE INSURANCE
                        COMPANY
                                ----------------

                        ------------------------
                              (chairman)
                        ------------------------
                        ------------------------


                     F I L E D  STATE OF CONNECTICUT
                           SEP 16 1963  2-16 PM
                          [illegible signatures]


                     Date  SEP 16 1963
                           ---------------------

-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATE
AMENDING OR RESTATING CERTIFICATE                             BOARD OF       BOARD OF DIRECTORS   / / BOARD OF DIRECTORS
OF INCORPORATION        BY ACTION OF  / / INCORPORATORS  / /  DIRECTORS  /X/ AND SHAREHOLDERS         AND MEMBERS
61-38 9-65                                                                   (Stock Corporation)      (Nonstock Corporation)

       707                                                                    ---------------------------
                                                                              For office use only
                                       STATE OF CONNECTICUT                   ---------------------------
                                      SECRETARY OF THE STATE                  ACCOUNT NO.

                                                                              ---------------------------
                                                                              INITIALS

                                                                              ---------------------------

=============================================================================================================================
1. NAME OF CORPORATION                                             | DATE
-- Safeguard Life Insurance Company                                | April 15, 1966
-----------------------------------------------------------------------------------------------------------------------------

2. The Certificate of incorporation is /X/ A. AMENDED ONLY  / / B. AMENDED    / / C. RESTATED ONLY by the following resolution:
                                                                AND RESTATED

                                                                                        See attachment.

    RESOLVED, that Sections 6, 7 and 8 of Special Act No. 164 of the Special Acts of 1957, as amended, be amended to read as follows:


          "Sec. 6. An office of said corporation shall be located in Connecticut and the affairs of said corporation shall be managed and controlled by a board of thirteen directors chosen by ballot by the stockholders of said corporation by a majority of the votes cast; said directors shall hold office until the next annual meeting and until others be chosen and qualified in their stead. The first meeting of the subscribers shall be held at a time and place within the town of Hartford to be appointed by the commissioners hereinafter named, and written notice of such meeting stating the time and place thereof shall be given by the commissioners to each subscriber in person or by mail at least five days before such meeting; but such notice may be waived by a writing signed by all of the subscribers specifying the time and place of such meeting, which waiver shall be recorded at length upon the records of the corporation. At such meeting, or any adjournment thereof, the subscribers to the capital stock may adopt such by-laws, rules and regulations as they may deem proper for the regulation of the affairs of the corporation and shall elect by ballot not less than thirteen subscribers to serve as directors until the first annual meeting and until others are chosen in their stead."

          "Sec. 7. The directors shall determine how many of their number, not less than three, shall constitute a quorum for the transaction of business and may fill any vacancy which may occur in the board between the annual meetings of the stockholders by choosing a director to act until the next annual meeting and until a successor shall be chosen."

          "Sec. 8. The directors shall choose a president and such other officers as they may deem necessary for the proper conduct of the business of the corporation, and shall prescribe the duties and fix the terms of office of the officers and employees. The president and chairman of the board of directors, if there be one, shall be chosen from among the directors, but other officers of the corporation may or may not be directors. Any officer or employee of the corporation may be displaced and a new one appointed at the pleasure of the directors."

                 708                     (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
BY ACTION OF   |
BOARD OF       | / / 4. (Omit if 2A is checked.) The above resolution was adopted by the board of directors acting alone,
DIRECTORS      |
               |     / / there being no shareholders or subscribers.        / / the board of directors being so authorized
               |                                                                pursuant to Section 33-341, 1959 Supp. Conn. G.S.
               |    / / the corporation being a nonstock corporation and having
               |        no members and no applicants for membership entitled to
               |        vote on such resolution.
               |-------------------------------------------------------------------------------------------------------------------
               |5. The number of affirmative votes                     | 6. The number of directors' votes
               |   required to adopt such resolution is:               |    in favor of the resolution was:
               |-------------------------------------------------------------------------------------------------------------------
               |  WE (at least the number of directors in Par. 5) HEREBY DECLARE UNDER THE PENALTIES OF PERJURY, THAT THE
               |  STATEMENTS MADE IN THE FOREGOING CERTIFICATE ARE TRUE.
               |-------------------------------------------------------------------------------------------------------------------
               |SIGNED                                  | SIGNED                                   | SIGNED
               |                                        |                                          |
               |-------------------------------------------------------------------------------------------------------------------
               |SIGNED                                  | SIGNED                                   | SIGNED
               |                                        |                                          |
---------------|-------------------------------------------------------------------------------------------------------------------
BY ACTION OF   | /X/ 4. The above resolution was adopted by the board of directors and by shareholders.
BOARD OF       |
DIRECTORS AND  |5. Vote of shareholders:
SHAREHOLDERS   |
               |(e) (Use if no shares are required to be voted as a class.)
               |-------------------------------------------------------------------------------------------------------------------
               |NUMBER OF SHARES ENTITLED TO VOTE | TOTAL VOTING POWER   | VOTE REQUIRED FOR ADOPTION  | VOTE FAVORING ADOPTION
               |    3,000                         |     3,000            |       2,000                 |    3,000
               |-------------------------------------------------------------------------------------------------------------------
               |    (b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of
               |        outstanding shares of each such class, the voting power thereof, and the vote of each such class for
               |        the amendment resolution.)
               |
               |                not applicable
               |
               |
               | We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.
               |-------------------------------------------------------------------------------------------------------------------
               |NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type) | NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
               | A.C. Seymour, Executive Vice President             | R. G. Brueckner, Corporate Secretary
               |-------------------------------------------------------------------------------------------------------------------
               |SIGNED (President or Vice-President)                | SIGNED (Secretary or Assistant Secretary)
               | /s/ A.C. Seymour                                   | /s/ R. G. Brueckner
---------------|-------------------------------------------------------------------------------------------------------------------
BY ACTION OF   |/ / 4. The above resolution was adopted by the board of directors and by members.
BOARD OF       |
DIRECTORS AND  |5. Vote of members:
MEMBERS        |(a) (Use if no members are required to vote as a class.)
               |-------------------------------------------------------------------------------------------------------------------
               |NUMBER OF MEMBERS VOTING          | TOTAL VOTING POWER   | VOTE REQUIRED FOR ADOPTION  | VOTE FAVORING ADOPTION
               |                                  |                      |                             |
               |-------------------------------------------------------------------------------------------------------------------
               |    (b) (If the members of any class are entitled to vote as a class, indicate the designation and number of each
               |        such class, the voting power thereof, and the vote of each such class for the amendment resolution.)
               |
               |
               |
               | We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.
               |-------------------------------------------------------------------------------------------------------------------
               |NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type) | NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
               |                                                    |
               |-------------------------------------------------------------------------------------------------------------------
               |SIGNED (President or Vice-President)                | SIGNED (Secretary or Assistant Secretary)
               |                                                    |
===============|===================================================================================================================
FOR OFFICE     |    F  I  L  E  D                | FILING FEE             | CERTIFICATION FEE          |  TOTAL FEES
USE ONLY       | STATE OF CONNECTICUT            |    $20                 |        $7                  |     $    27
               |                                 |---------------------------------------------------------------------------------
               |     APR 28 1966  9-55 AM        |SIGNED (for Secretary of the State)
               |                                 |                        /s/ Prelleman
               |                                 |---------------------------------------------------------------------------------
               |                                 |CERTIFIED COPY SENT ON  (Date)        |     INITIALS
               | Ella T. Grasso,                 |           4-28-66                    |           MPB
               | Secretary of State              |---------------------------------------------------------------------------------
               | By _______________              |TO    Royal Globe Insurance c/o Joseph A. Bambury, Jr.
               |    F.S. Hoffer, Jr.             |           150 Williams St - New York.                                JB
               |                                 |---------------------------------------------------------------------------------
               |                                 |CARD                  |   LIST                  |   PROOF
               |                                 |                      |        CC               |         HD CC
===============|===================================================================================================================
65-38 (BACK)

124
780

                                                    S T A T E   O F   C O N N E C T I C U T
    [SEAL OF STATE OF CONNECTICUT]                  I N S U R A N C E   D E P A R T M E N T
                                               STATE OFFICE BUILDING  -  HARTFORD 15, CONNECTICUT







      THIS IS TO CERTIFY, THAT in accordance with Section 38-42a of the
        Connecticut General Statutes, approval is granted for the changing of the name of the Safeguard Life Insurance Company (a specially chartered
        Connecticut insurance company) to Royal Globe Life Insurance Company and that the attached Certificate Amending Certificate of Incorporation
        By Action of Board of Directors and Shareholders is a true copy of said
        Certificate on file with this Department.











                                                  WITNESS MY HAND AND OFFICIAL SEAL, AT HARTFORD,
                                                          THIS 15TH DAY OF NOVEMBER,     1972.

                                                              /s/ Paul B. Alternmatt

                                                                 INSURANCE COMMISSIONER

Form 2

781


STATE OF NEW YORK    )
                     )  SS.:
COUNTY OF NEW YORK   )

                 CERTIFICATE AMENDING CERTIFICATE OF INCORPORATION BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS
                 -------------------------------------------------

                             (Stock Corporation)

                  1. The name of the corporation is SAFEGUARD LIFE INSURANCE COMPANY.

                  2. The Certificate of Incorporation is amended by the following resolutions of directors and shareholders:

                          RESOLVED, that Section I of Special Act No. 164 of the
                      Special Acts of 1957, Section No. 2 of Special Act No. 45 of the Special Acts of 1959 and Section 2 of Special Act No. 11 of the Special Acts of 1961, be amended to delete the name Safeguard Life Insurance Company and in its place substitute Royal Globe Life Insurance Company and, be it

                         FURTHER RESOLVED, that in any other section of Special
                      Act No. 164, of the Special Acts of 1957 where the name of Safeguard Life Insurance Company appears, it shall be deleted and Royal Globe Life Insurance Company shall be substituted.

and

                         RESOLVED, that Section 3 of Special Act No. 164 of the
                      Special Acts of 1957 be amended to read as follows:

                               "Section 3.  The capital stock of the said
                      corporation is two million, five hundred thousand dollars ($2,500,000) divided into twenty-five thousand (25,000) shares, with a par value of one hundred dollars ($100) each, and said corporation is authorized to increase the same from time to time to any amount or amounts not exceeding five million dollars ($5,000,000). Said corporation may change the par value and number of shares of its issued and outstanding capital stock provided the par value shall not be less than ten dollars ($10) per share and

782

                      the aggregate par value shall not be altered by such change. No such change shall be valid unless approved by a vote of at least two-thirds of the stock represented at a meeting of the stockholders duly warned and held for that purpose nor unless a majority of the directors shall make, sign and swear to and file in the office of the secretary of state a certificate stating that such change has been duly approved by said stockholders and setting forth a copy of a vote of the stockholders, which vote shall show the details of such change."

                 3. The above resolutions were adopted by the board of directors and by the shareholders.

                 4.   Vote of Shareholders:

                   Total Voting Power
Number of Shares   of Shares entitled    Vote Required    Vote Favoring
entitled to Vote        to Vote          for Adoption       Adoption
----------------   ------------------    -------------    -------------
    3,000                3,000               2,000           3,000




Dated at New York, New York

this 13th day of November   , 1972.


                                     /s/ H. Clay Johnson
                                     ------------------------------------------
         [SEAL OF                                   President
       COUNTY CLERK]


                                     /s/ J. A. Bambury Jr.
                                     ------------------------------------------
                                               Corporate Secretary


Sworn and subscribed to before me
this 13th day of November 1972

        /s/ Michael J. Ferlisi

            MICHAEL J. FERLISI                     F I L E D  STATE OF CONNECTICUT
     NOTARY PUBLIC, State of New York
  No. 24-6273595, Qualified in Kings Co.           NOV 20 1972 -2 30 PM              TAX 145.-
      Cert. filed in New York County                                                      27.-
   Commission Expires March 30, 1974                                                      -----
                                                   /s/ Clara Schaller, Secretary of State By ______
                                                              /s/ F. S. Hoffer, Jr.

100

406

STATE OF NEW YORK    )
                     )  SS.:
COUNTY OF NEW YORK   )

                 CERTIFICATE AMENDING CERTIFICATE OF INCORPORATION BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS
                 -------------------------------------------------

                             (Stock Corporation)

                  1. The name of the corporation is ROYAL GLOBE LIFE INSURANCE COMPANY.

                  2. The Certificate of Incorporation is amended by the following resolutions of directors and shareholders:

                          RESOLVED, that Section I of Special Act No. 164 of the
                      Special Acts of 1957, Section No. 2 of Special Act No. 45 of the Special Acts of 1959 and Section 2 of Special Act No. 11 of the Special Acts of 1961, be amended to delete the name Royal Globe Life Insurance Company and in its place substitute Royal Life Insurance Company of America and, be it

                         FURTHER RESOLVED, that in any other section of Special
                      Act No. 164, of the Special Acts of 1957 where the name of Royal Globe Life Insurance Company appears, it shall be deleted and Royal Life Insurance Company of America shall be substituted.

                 3. The above resolutions were adopted by the board of directors and by the shareholders.

409
                 4.   Vote of Shareholders:

                   Total Voting Power
Number of Shares   of Shares entitled    Vote Required    Vote Favoring
entitled to Vote        to Vote          for Adoption       Adoption
----------------   ------------------    -------------    -------------
    25,000               25,000             16,666           25,000




Dated at New York, New York

this 8th day of May, 1980.


                                     /s/
                                     ------------------------------------------
                                               Senior Vice President



                                     /s/
                                     ------------------------------------------
                                               Corporate Secretary


Sworn and subscribed to before me

this 8th day of May, 1980.

        /s/ Dennis T. Haver

            DENNIS T. HAVER                            Rec. + 4CC
     NOTARY PUBLIC, State of New York                  Rec sent 5/19/80
  No. 24-4830563, Qualified in Kings Co.               Thornton R. Land
      Cert. filed in New York County                   c/o Royal Globe Life Ins. Co.
   Commission Expires March 30, 1981                   150 William St.
                                                       NY, NY 10038


                           STATE OF CONNECTICUT
                                F I L E D
                               MAY 9  1980

                            /s/ Barbara B. Kennelly
                           Secretary of State

                        BY  /s/ Barbara B. Kennelly 10:00
                           ------------------------------

VOL 1174                        0241            106063A001 11/05/90R#37010 45.00
                                                106063A001 11/05/90R#37100 25.00

CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
61-38 REV. 9/90
STOCK CORPORATION

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE
                               30 TRINITY STREET
                              HARTFORD, CT 06106

-------------------------------------------------------------------------------
1.  Name of Corporation (Please enter name within lines)


            Royal Life Insurance Company of America
-------------------------------------------------------------------------------

2. The Certificate of Incorporation is: (Check one)

   /X/  A.  Amended only, pursuant to Conn. Gen. Stat. Section 33-360.

   / / B. Amended only, to cancel authorized shares (state total number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107).

   / /  C.  Restated only, pursuant to Conn. Gen. Stat. Section 33-362 (a).

   / /  D.  Amended and restated, pursuant to Conn. Gen. Stat. Section
            33-362(c).

   / /  E.  Restated and superseded pursuant to Conn. Gen. Stat.
            Section 33-362(d).


Set forth here the resolution of amendment and/or restatement. Use an 8-1/2 x 11 attached sheet if more space is needed. Conn. Gen. Stat. Section 1-9.

             See attached Certified copy of "Action by Sole Shareholder in Lieu

             Of a Meeting".

(If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)


3. (Check one)

   / / A.   This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.)

   / / B.   This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such new amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

4. (Check, if true)

   / / This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such

0242

5. The manner of adopting the resolution was as follows: (Check ONE, A, B, or C)

   /X/ A. By the board of directors and shareholders, pursuant to Conn. Gen. Stat. Section 33-360.
           Vote of Shareholders: (Check (i) or (ii), and check (iii) if applicable.)

      (i) /X/ No shares are required to be voted as a class; the shareholder's vote was as follows:

           Vote Required for Adoption   1       Vote Favoring Adoption    1
                                      ------                            -----

     (ii) / / There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:
               (Use an 8-1/2 x 11 attached sheet if more space is needed.
               Conn. Gen. Stat. Section 1-9.)



    (iii) / / Check here if the corporation has 100 or more recordholders, as defined in Conn. Gen. Stat. Section 33-311a(a).

   / / B. By the board of directors acting alone, pursuant to Conn. Gen. Stat. Sections 33-360(b)(2) or 33-362(a).

           The number of affirmative votes required to adopt such resolution is: _________________

           The number of directors' votes in favor of the resolution was:
           ___________________

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

    (Print or Type)           Signature             (Print or Type)            Signature
------------------------------------------------------------------------------------------------
Name of Pres./V. Pres |                       | Name of Sec./Assn't Sec.|
Julius L. Pallone     | /s/ Julius L. Pallone | Michael A. McGrath      | /s/ Michael A. McGrath
------------------------------------------------------------------------------------------------

   / / C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

------------------------------------------------------------------------------
Signed Incorporator  |   Signed Incorporator   |   Signed Incorporator
                     |                         |
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Signed Subscriber    |    Signed Subscriber    |    Signed Subscriber
                     |                         |
------------------------------------------------------------------------------
           (Use an 8 1/2 x 11 attached sheet if more space is needed.
                        Conn. Gen. Stat. Section 1-9)

6. Dated at                   this               day of             , 19
           ----------------        -----------         ------------     ---

                                      |Rec. CC. GS: (Type or Print)
             F I L E D                |  Royal Maccabees Life Insurance Company
                                      |----------------------------------------
       STATE OF CONNECTICUT           |  25800 Northwestern Hwy.
                                      |----------------------------------------
       Nov. 5 3:00 PM '90             |  Southfield, MI 48037
                                      |----------------------------------------
            45  FF                    |  Attn. Patrick Murray - Law Dept.
            25 epp                    -----------------------------------------
           --------                    Please provide filer's name and
            70                         complete address for mailing receipt

            7/6/90
               BB

                                                                     106063A001-
                                                                         11/5/90
                                                                            8.00
                                                                  Rec 11/6/90 BB
VOL 1174 0243

                                                    S T A T E   O F   C O N N E C T I C U T
    [SEAL OF STATE OF CONNECTICUT]                  I N S U R A N C E   D E P A R T M E N T


                                    CERTIFIED COPY



                        I, Peter F. Kelly
                        ----------------------------------------
                        INSURANCE COMMISSIONER OF THE STATE OF
                        CONNECTICUT, HAVE COMPARED THE ANNEXED COPY
                        WITH THE ORIGINAL RECORD ON FILE WITH THE
                        DEPARTMENT OF INSURANCE AND DO HEREBY CERTIFY THAT IT IS A WHOLE, TRUE AND CORRECT COPY OF THE ORIGINAL RECORD.
                        WITNESS MY HAND AND SEAL OF THE INSURANCE
                        COMMISSIONER OF THE STATE OF CONNECTICUT
                        THIS    SEP 19 1990
                             ----------------------------------
                        /s/ Peter F. Kelly
                        ----------------------------------------
                                         INSURANCE COMMISSIONER

                                     0244
VOL 1174

                   ROYAL LIFE INSURANCE COMPANY OF AMERICA

                          ACTIONS BY SOLE SHAREHOLDER
                             IN LIEU OF A MEETING
           --------------------------------------------------------


The undersigned, being the duly authorized representative of Royal Financial Services, Inc., the sole shareholder of Royal Life Insurance Company of America, a Connecticut corporation, hereby takes the following written actions in lieu of a meeting of shareholders of the Royal Life Insurance Company of America, as permitted by Connecticut law:

    1.  Amendment of Charter

        Section 6 of Special Act No. 164 of the Special Acts of 1957 shall be amended by changing the number of directors from a minimum of 13 to a minimum of 5.

    2.  Amendment of Bylaws

        Article III, Section 1 of the Bylaws shall be amended to read as follows:

        "Section 1.  Board of Directors
        The Board of Directors shall consist of five to thirteen members as elected by the Shareholders, and shall elect one of its members Chairman".

    3.  Election of Directors

        The following directors are elected for the ensuing year:

        Julius L. Pallone (Chairman)            Southfield, Michigan
        J. Tyler Lee                            Southfield, Michigan
        Frederick J. Sievert                    Southfield, Michigan
        James F. Noonan                         Southfield, Michigan
        Jeffrey Medlock                         London, England
        Michael A. McGrath                      Southfield, Michigan

    4.  Ratification of Actions

        The actions of the Board of Directors and the Officers of the Company as disclosed in the minutes of the meetings for the prior year are ratified, approved and confirmed.

IN WITNESS WHEREOF, the sole shareholder of Royal Life Insurance Company of America, by its duly authorized representative, sets its hand this 31st day of March, 1990.

                                                  ROYAL FINANCIAL SERVICES, INC.

                                                  /s/ Julius L. Pallone
                                                  ------------------------------
                                                  Julius L. Pallone, President

VOL 1174

           0245

                   ROYAL LIFE INSURANCE COMPANY OF AMERICA

                   CERTIFICATE OF SOLE SHAREHOLDER ACTION

           --------------------------------------------------------


The undersigned, being the Secretary of Royal Life Insurance Company of America, a Connecticut stock life insurance company, does hereby certify that the document attached hereto is a true copy of the Actions By Sole Shareholder In Lieu Of A Meeting, which were approved by Royal Financial Services, Inc., the sole shareholder of Royal Life Insurance Company of America, on March 31, 1990.

IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of Royal Life Insurance Company of America this 31st day of March, 1990.


                                                  Royal Life Insurance Company
                                                    of America


                                                  By: /s/ Michael A. McGrath
                                                  ------------------------------
                                                      Michael A. McGrath
                                                      Secretary


Subscribed and sworn to before me
this 31st day of March, 1990.

/s/ Patricia Marie Jackson
---------------------------------
       Notary Public

     PATRICIA MARIE JACKSON
Notary Public, Wayne County, Michigan
Acting in Oakland County, Michigan
My Commission Expires March 8, 1992

                                      FILING #0001896928 PG 02 OF 03 VOL B-00222
                                          FILED 09/25/1998 11:44 A.M. PAGE 00803
                                                SECRETARY OF THE STATE
                                            CONNECTICUT SECRETARY OF THE STATE


                   ROYAL LIFE INSURANCE COMPANY OF AMERICA

                     CERTIFICATE AMENDING AND RESTATING
                        CERTIFICATE OF INCORPORATION
         BY ACTION OF THE BOARD OF DIRECTORS AND SOLE SHAREHOLDER

1.    The name of the corporation is Royal Life Insurance Company of America.

2. The Certificate of Incorporation is amended and restated by the following resolution of each of the Board of Directors and the Sole Shareholder of the corporation:

      RESOLVED, that the Certificate of Incorporation is hereby amended and restated to read as follows:


             Section 1. The name of the corporation is Royal Life Insurance Company of America.

             Section 2. The duration of the corporation shall be perpetual.

             Section 3. The corporation shall have the purposes and powers to write any and all forms of insurance which any other corporation now or hereafter chartered by Connecticut and empowered to do an insurance business may now or hereafter may lawfully do; to accept and to cede reinsurance; to issue policies and contracts for any kind or combinations of kinds of insurance; to issue policies or contract either with or without participation in profits; to acquire and hold any or all of the shares or other securities of any insurance corporation; to and engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act. The corporation is authorized to exercise the powers herein granted in any state, territory or jurisdiction of the United States or in any foreign country.

             Section 4. The capital stock of said corporation shall be two million, five hundred thousand dollars ($2,500,000) divided into twenty-five thousand (25,000) shares of common stock with a par value of one hundred dollars ($100) each and said corporation is authorized to increase the same from time to time to any amount or amounts not exceeding five million dollars ($5,000,000). Said corporation may change the par value and number of shares of its issued and outstanding capital stock provided the par value shall not be less than ten dollars ($10) per share and the aggregate par value shall not be altered by such change. No such change shall be valid unless approved by a vote of at least two-thirds of the stock represented at a meeting of the stockholders duly warned and held for that

                                      FILING #0001896928 PG 03 OF 03 VOL B-00222
                                          FILED 09/25/1998 11:44 A.M. PAGE 00804
                                                SECRETARY OF THE STATE
                                            CONNECTICUT SECRETARY OF THE STATE


             purpose nor unless a majority of the directors shall make, sign and swear to and file in the office of the Secretary of the State a certificate stating that such change has been duly approved by said stockholders and setting forth a copy of a vote of the stockholders, which vote shall show the details of such change.

             Section 5. The street address of the corporation's registered office in the State of Connecticut is 200 Hopmeadow Street, Simsbury, Connecticut 06089. The corporation's registered agent is Lynda Godkin. The registered agent's business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089 and her residence address is 11 Duncaster Wood Road, Granby, Connecticut 06035.

3. The above resolution was consented to by the Board of Directors and the Sole Shareholder of the Corporation. The number of shares of the Corporation's common capital stock entitled to vote thereon was 25,000 and the vote required for adoption was 16,666 shares. The vote favoring adoption was 25,000 shares, which is the greatest vote required to pass the resolution.

Dated at Simsbury, Connecticut this 18th day of September, 1998

We hereby declare, under penalty of false statement, that the statements made in the foregoing Certificate are true.

                                         ROYAL LIFE INSURANCE COMPANY OF AMERICA


                                         By: /s/ Lynda Godkin
                                         -----------------------------------
                                         Lynda Godkin, Senior Vice President
                                         and Corporate Secretary

                            CERTIFICATE OF AMENDMENT
                               STOCK CORPORATION
                        Office of the Secretary of State
 30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 /new/1-97
------------------------------------------------------------------------------
                                Space For
                                     FILING #0002055641 PG 01 OF 05 VOL B-00308
                                         FILED 12/22/1999 10:04 A.M. PAGE 02877
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


------------------------------------------------------------------------------
1. NAME OF CORPORATION:
   Royal Life Insurance Company of America
------------------------------------------------------------------------------
2. THE CERTIFICATE OF INCORPORATION IS (CHECK A., B., OR C.):

__X__  A. AMENDED.

_____  B. AMENDED AND RESTATED.

_____  C. RESTATED.

------------------------------------------------------------------------------
3. TEXT OF EACH AMENDMENT / RESTATEMENT:

       The Amended and Restated Certificate of Incorporation is amended by the following resolution recommended by the Board of Directors on December 14, 1999 and adopted by the Sole Shareholder on December 14, 1999:

             RESOLVED, that the Amended and Restated Certificate of Incorporation of the Company be amended by changing the name of the Company in each place that such name therein appears, such that the new name of the Company shall be

                         SERVUS LIFE INSURANCE COMPANY

             such change to become effective as soon as is practicable. All other sections of the Amended and Restated Certificate of Incorporation shall remain unchanged and continue in full force and effect.











  (PLEASE REFERENCE AN 8 1/2 X 11 ATTACHMENT IF ADDITIONAL SPACE IS NEEDED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                Space For
                                     FILING #0002055641 PG 02 OF 05 VOL B-00308
                                         FILED 12/22/1999 10:04 A.M. PAGE 02878
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


------------------------------------------------------------------------------
4. VOTE INFORMATION (CHECK A., B., OR C.):

_X__ A. THE RESOLUTION WAS APPROVED BY SHAREHOLDERS AS FOLLOWS:

     (SET FORTH ALL VOTING INFORMATION REQUIRED BY CONN. GEN. STAT. SECTION 33-800 AS AMENDED IN THE SPACE PROVIDED BELOW)

     The number of outstanding shares of the Corporation's common capital stock entitled to vote thereon was 25,000. The vote favoring adoption was 25,000 shares, which was sufficient for approval of the resolution.










------------------------------------------------------------------------------

____ B. THE AMENDMENT WAS ADOPTED BY THE BOARD OF DIRECTORS WITHOUT
        SHAREHOLDER ACTION. NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

____ C. THE AMENDMENT WAS ADOPTED BY THE INCORPORATORS WITHOUT SHAREHOLDER
        ACTION. NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

------------------------------------------------------------------------------
                          5. EXECUTION:
------------------------------------------------------------------------------
              Dated this   14th     day of    December     , 1999 .
                         ---------         --------------      -----
------------------------------------------------------------------------------
                       |                             |
 Thomas A. Klee        |   Assistant Corporate Sec.  |   /s/ Thomas A. Klee
------------------------------------------------------------------------------
PRINT OR TYPE NAME     |        CAPACITY OF          |       SIGNATURE
 OF SIGNATORY          |         SIGNATORY           |
------------------------------------------------------------------------------

                                     FILING #0002055641 PG 03 OF 05 VOL B-00308
                                         FILED 12/22/1999 10:04 A.M. PAGE 02879
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE



                   ROYAL LIFE INSURANCE COMPANY OF AMERICA

                          UNANIMOUS WRITTEN CONSENT
                                   OF THE
                              SOLE SHAREHOLDER


     HARTFORD LIFE INSURANCE COMPANY, being the sole shareholder of ROYAL LIFE INSURANCE COMPANY OF AMERICA, (the "Company") hereby consents in accordance with Section 33-698 of the Connecticut Business Corporation Act, through the undersigned officer, to the following resolutions, such action to have the same force and effect as if taken at a meeting of the Shareholders of the Company duly called and held for such purpose:

CHANGE OF CORPORATE NAME
------------------------

      WHEREAS, the undersigned sole shareholder deems it in the best interest of the Company to change the Company's name by amending the Amended and Restated Certificate of Incorporation; and

      WHEREAS, the Board of Directors of the Company has adopted resolutions recommending such amendment;

      NOW, THEREFORE, BE IT

      RESOLVED, that the Amended and Restated Certificate of Incorporation of the Company be amended by changing the name of the Company in each place that such name therein appears, such that the new name of the Company shall be

                         SERVUS LIFE INSURANCE COMPANY

      such change to become effective as soon as is practicable. All other sections of the Amended and Restated Certificate of Incorporation shall remain unchanged and continue in full force and effect; and be it further

      RESOLVED, that the Board of Directors and officers of the Company are, and each of the officers acting singly is, authorized and directed to prepare and file the Certificate of Amendment and to do all acts and things and to sign, seal, execute, acknowledge, certify, file, deliver and record all papers, instruments, documents, agreements and certificates, and to pay all charges, fees, taxes and other expenses, as they or any of them may determine from time to time to be necessary or appropriate in order to effectuate the purposes of the foregoing resolution in each jurisdiction in which the Company is authorized, qualified or licensed to do business.

                                     FILING #0002055641 PG 04 OF 05 VOL B-00308
                                         FILED 12/22/1999 10:04 A.M. PAGE 02880
                                               SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


IN WITNESS WHEREOF, the undersigned has executed this Consent as of the 14th day of December, 1999, the effective date of this action.





                               HARTFORD LIFE INSURANCE COMPANY


                               By: /s/ Lowndes A. Smith
                                   -------------------------------
                                   Name: Lowndes A. Smith
                                   Title: President and Chief Executive Officer

                                                STATE OF CONNECTICUT
    [SEAL OF STATE OF CONNECTICUT]                I N S U R A N C E   D E P A R T M E N T

                                             FILING #0002055641 PG 05 OF 05 VOL B-00308
                                               FILED 12/22/1999 10:04 A.M. PAGE 02881
                                                        SECRETARY OF THE STATE
                                                  CONNECTICUT SECRETARY OF THE STATE


      THIS IS TO CERTIFY, THAT THE CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
      OF ROYAL LIFE INSURANCE COMPANY OF AMERICA, WITH RESPECT TO THE CHANGE OF NAME TO SERVUS
      LIFE INSURANCE COMPANY, HAS BEEN REVIEWED AND APPROVED.











                                                  WITNESS MY HAND AND OFFICIAL SEAL, AT HARTFORD,
                                                          THIS 21ST DAY OF DECEMBER, 1999

                                                              /s/ George M. Reider, Jr.

                                                                 Insurance Commissioner

                                             FILING #0002135636 PG 01 OF 05 VOL B-00350
                                               FILED 07/25/2000 08:30 A.M. PAGE 02181
                                                        SECRETARY OF THE STATE
                                                  CONNECTICUT SECRETARY OF THE STATE

                                                STATE OF CONNECTICUT
    [SEAL OF STATE OF CONNECTICUT]                I N S U R A N C E   D E P A R T M E N T



      THIS IS TO CERTIFY, THAT the attached Amended Certificate of Incorporation of Servus Life Insurance Company has been filed with the Insurance Department.











                                                  WITNESS MY HAND AND OFFICIAL SEAL, AT HARTFORD,
                                                          THIS 17TH DAY OF JULY, 2000

                                                              /s/ Susan F. Cogswell

                                                                 Insurance Commissioner

                            CERTIFICATE OF AMENDMENT
                               STOCK CORPORATION
                        Office of the Secretary of State
 30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470/Rev. 12/1999
--------------------------------------------------------------------------------
                                Space For
                                      FILING #0002135636 PG 02 OF 05 VOL B-00350
                                        FILED 07/25/2000 08:30 A.M. PAGE 02182
                                                 SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


------------------------------------------------------------------------------
1. NAME OF CORPORATION:
   Servus Life Insurance Company
------------------------------------------------------------------------------
2. THE CERTIFICATE OF INCORPORATION IS (CHECK A., B., OR C.):

_XX__  A. AMENDED.

_____  B. AMENDED AND RESTATED.

_____  C. RESTATED.

------------------------------------------------------------------------------
3. TEXT OF EACH AMENDMENT / RESTATEMENT:

   See Attachment A.














  (PLEASE REFERENCE AN 8 1/2 X 11 ATTACHMENT IF ADDITIONAL SPACE IS NEEDED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                Space For
                                      FILING #0002135636 PG 03 OF 05 VOL B-00350
                                        FILED 07/25/2000 08:30 A.M. PAGE 02183
                                                 SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


------------------------------------------------------------------------------
4. VOTE INFORMATION (CHECK A., B., OR C.):

_XX_ A. THE RESOLUTION WAS APPROVED BY SHAREHOLDERS AS FOLLOWS:

     (SET FORTH ALL VOTING INFORMATION REQUIRED BY CONN. GEN. STAT. SECTION 33-800 AS AMENDED IN THE SPACE PROVIDED BELOW)



     The number of outstanding shares of the Corporation's common capital stock entitled to vote thereon was 25,000. The vote favoring adoption was 25,000 shares, which was sufficient for approval of the resolution.










------------------------------------------------------------------------------

____ B. THE AMENDMENT WAS ADOPTED BY THE BOARD OF DIRECTORS WITHOUT
        SHAREHOLDER ACTION. NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

____ C. THE AMENDMENT WAS ADOPTED BY THE INCORPORATORS WITHOUT SHAREHOLDER
        ACTION. NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

------------------------------------------------------------------------------
                          5. EXECUTION:
------------------------------------------------------------------------------
              Dated this    5th     day of       May     ,   2000    .
                         ---------         --------------      -----
------------------------------------------------------------------------------
                       |                             |
 Lynda Godkin          |    Corporate Secretary      |   /s/ Lynda Godkin
------------------------------------------------------------------------------
PRINT OR TYPE NAME     |        CAPACITY OF          |       SIGNATURE
 OF SIGNATORY          |         SIGNATORY           |
------------------------------------------------------------------------------

                                      FILING #0002135636 PG 04 OF 05 VOL B-00350
                                        FILED 07/25/2000 08:30 A.M. PAGE 02184
                                                 SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE



                             ATTACHMENT A

The Amended and Restated Certificate of Incorporation of Servus Life Insurance Company is amended by the following resolution adopted by the Sole Shareholder on April 28, 2000:

     RESOLVED, that the Amended and Restated Certificate of Incorporation of the Company, as amended to date, be further amended by adding the following Sections 6, 7 and 8 and that all other sections of the Amended and Restated Certificate of Incorporation shall remain unchanged and continue in full force and effect:

           SECTION 6. The personal liability to the corporation or its stockholders of a person who is or was a director of the corporation for monetary damages for breach of duty as a director shall be limited to the amount of the compensation received by the director for serving the corporation during the year of the violation if such breach did not (a) involve a knowing and culpable violation of law by the director, (b) enable the director or an associate, as defined in subdivision (3) of Section 33-840 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time, to receive an improper personal economic gain, (c) show a lack of good faith and a conscious disregard for the duty of the director to the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation, (d) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation, or (e) create liability under Section 33-757 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time. The personal liability of a person who is or was a director to the corporation or its stockholders for breach of duty as a director shall further be limited to the full extent allowed from time to time by Connecticut law. This Section 6 shall not limit or preclude the liability of a person who is or was a director for any act or omission occurring prior to the effective date hereof. Any lawful repeal or modification of this Section 6 or the adoption of any provision inconsistent herewith by the Board of Directors and the stockholders of the corporation shall not, with respect to a person who is or was a director, adversely affect any limitation of liability, right or protection of such person existing at or prior to the effective date of such repeal, modification or adoption of a provision inconsistent herewith.

           SECTION 7. The corporation shall indemnify its directors for liability, as defined in Section 33-770(5) of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time, to any person for any action taken, or any failure to take any action, as a director, except liability that (a) involved a knowing and


S:\SE21972\SAE0029.DOC

                                      FILING #0002135636 PG 05 OF 05 VOL B-00350
                                        FILED 07/25/2000 08:30 A.M. PAGE 02185
                                                 SECRETARY OF THE STATE
                                           CONNECTICUT SECRETARY OF THE STATE


           culpable violation of law by the director, (b) enabled the director or an associate (as defined in Section 33-840 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time) to receive an improper personal gain, (c) showed a lack of good faith and conscious disregard for the duty of the director to the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation, (d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation, or (e) created liability under Section 33-757 of the Connecticut Business Corporation Act as in effect on the effective date hereof and as it may be amended from time to time. Notwithstanding the preceding sentence, the corporation shall not be required to indemnify an indemnitee in connection with a proceeding (or part thereof) commenced by the indemnitee against the corporation. This Section 7 shall not affect the indemnification or advance of expenses to a director for any liability stemming from acts or omissions occurring prior to the effective date hereof. Any lawful repeal or modification of this Section 7 or the adoption of any provision inconsistent herewith by the Board of Directors and the stockholders of the corporation shall not, with respect to a person who is or was a director, adversely affect any right to indemnification of such person existing at or prior to the effective date of such repeal, modification or adoption of a provision inconsistent herewith.

           SECTION 8. The corporation shall not be obligated by Section 33-771(e) or Section 33-776(d) of the Connecticut Business Corporation Act to indemnify, or advance or reimburse expenses in advance of a final determination, to any current or former director, officer, employee or agent of the corporation who is not a director. However, the corporation may, at the discretion of the board of directors, indemnify, or advance or reimburse expenses to, any current or former director, officer, employee or agent of the corporation who is not a director to the fullest extent permitted by law.


S:\SE21972\SAE0029.DOC